UNITED STATES SECURITIES AND
EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 15, 2004

UCLUELET EXPLORATION CORP.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

000-50375
(Commission File Number)

98-0389524

(IRS Employer Identification No.)

#1156 - 145 Tyee Drive, Point Roberts, WA 98281
(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code: (778) 863-2751

Item 6. Resignation of Registrant's Directors.

On July 15, 2004 Mr. Hari Varshney resigned from the Company's board of directors to pursue other business opportunities. Mr. David Heel, who is also the Company's president, secretary and treasurer, and Mr. Earle Pasquill remain as directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UCLUELET EXPLORATION CORP.

/s/ David Heel
David Heel, President

Date: July 15, 2004